                                                                   Exhibit 10.15
                                                                   -------------

                                                                  Execution Copy


                             ING SECURITY AGREEMENT
                             ----------------------


     THIS SECURITY AGREEMENT (this "Security Agreement"), dated as of January
                                    ------------------
12, 1999, is made by MATTHEWS STUDIO EQUIPMENT GROUP, a California corporation (the "Parent), MATTHEWS STUDIO SALES, INC., a California corporation ("MSSI"),
      ------                                                           ----
HOLLYWOOD RENTAL COMPANY, LLC, a Delaware limited liability company ("HRCL") (as
                                                                      ----
successor by merger to Hollywood Rental Co., Inc., a California corporation), MATTHEWS STUDIO ELECTRONICS, INC., a California corporation ("MSE"), MATTHEWS
                                                              ---
ACCEPTANCE CORPORATION, a California corporation ("MAC"), DUKE CITY VIDEO, INC.,
                                                   ---
a New Mexico corporation ("Duke"), HDI HOLDINGS, INC., a Kentucky corporation
                           ----
("HDI"), FOUR STAR LIGHTING, INC., a New York corporation ("Four Star"),
-----                                                       ---------
MATTHEWS STUDIO GROUP CENTERS, INC., a California corporation ("MSGC") (f/k/a
                                                                ----
Matthews Medical Equipment, Inc.), KEYLITE HOLDINGS, INC., California corporation ("KHI"), REEL WHEELS, INC., a California corporation ("RWI"),
              ---                                                  ---
KEYLITE PRODUCTION SERVICES, INC., a California corporation ("KPS"), DUKE CITY
                                                              ---
HOLDINGS, INC., a California corporation ("Duke Holdings"), and FOUR STAR
                                           -------------
HOLDING, INC., a Delaware corporation ("Four Star Holding") (each of the Parent,
                                        -----------------
MSSI, HRCL, MSE, MAC, Duke, HDI, Four Star, MSGC, KHI, RWI, KPS, Duke Holdings, and Four Star Holding a "Grantor" and collectively, "Grantors"), in favor of ING
                         -------                     --------
EQUITY PARTNERS, L.P. I, a Delaware limited partnership ("Beneficiary").
                                                          -----------


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, pursuant to the terms of the Amended and Restated Credit Agreement, dated as of April 1, 1998 (as amended or otherwise modified, the

"Credit Agreement") between Grantors and THE CHASE MANHATTAN BANK, a New York
-----------------
banking corporation, acting as agent for the Lenders (the "Agent"), Grantors may
                                                           -----
be obligated to pay from time to time certain Obligations to the Agent;


     WHEREAS, at the request of Grantors, Beneficiary will cause ING (U.S.) Capital, LLC (the "Issuer") to issue an irrevocable standby Letter of Credit
                   ------
(such Letter of Credit, as amended from time to time, and any substitute or replacement therefor issued by the Issuer, being referred to herein as the

"Letter of Credit") in the maximum amount of $3,000,000 in favor of the Agent to
-----------------
support payment of the Obligations, subject to certain terms and conditions as set forth in the Letter of Credit;

     WHEREAS, Beneficiary is willing to cause the issuance of the Letter of Credit on the terms and conditions of the Reimbursement Agreement, dated as of the date hereof (as amended from time to time, the "Reimbursement Agreement"),
                                                    -----------------------
between Grantors and the Beneficiary;

     WHEREAS, as a condition precedent to Beneficiary's causing the issuance of the Letter of Credit and Beneficiary's execution of the Reimbursement Agreement, each Grantor is required to execute and deliver this Security Agreement to secure the due and prompt repayment of any and all obligations of Grantors to Beneficiary under the Reimbursement Agreement;

     WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

     NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Beneficiary to cause the issuance of the Letter of Credit, Grantors agree, for the benefit of Beneficiary, as follows:


                                   ARTICLE I

                                  DEFINITIONS

     1.1.  Certain Terms.  Unless the context shall otherwise require,
           -------------
capitalized terms used and not defined herein shall have the meanings set forth in the Credit Agreement. The following terms when used herein shall have the following meanings:

     "Copyright" shall have the meaning given to it in the Amended and Restated
      ---------
Security Agreement and Mortgage - Patents, Trademarks and Copyrights, dated as of April 1, 1998, among the Grantors and the Agent, as amended from time to time.

     "Copyright License" shall mean any agreement, whether written or oral,
      -----------------
providing for the grant by or to a Grantor of any right in or to any Copyright.

     "Equipment" shall have the meaning given to it in the Amended and Restated
      ---------
Security Agreement, dated as of April 1, 1998, among the Grantors and the Agent, as amended from time to time.

     "Inventory" shall have the meaning given to it in the Amended and Restated
      ---------
Security Agreement, dated as of April 1, 1998, among the Grantors and the Agent, as amended from time to time.

     "Patent" shall have the meaning given to it in the Amended and Restated
      ------
Security Agreement and Mortgage - Patents, Trademarks and Copyrights, dated as of April 1, 1998, among the Grantors and the Agent, as amended from time to time.

     "Patent License" shall mean any agreement, whether written or oral,
      --------------
providing for the grant by or to a Grantor of any right to manufacture, use or sell any invention covered by a Patent, and all rights of a Grantor under such agreement.

     "Reimbursement Documents" shall mean this Agreement, the Reimbursement
      -----------------------
Agreement and any other document or instrument executed and delivered in connection herewith or therewith.

     "Trademark" shall have the meaning given to it in the Amended and Restated
      ---------
Security Agreement and Mortgage - Patents, Trademarks and Copyrights dated as of April 1, 1998, among the Grantors and the Agent, as amended from time to time.

     "Trademark License" shall mean any agreement, whether written or oral,
      -----------------
providing for the grant by or to a Grantor of any right to use any Trademark.


                                   ARTICLE II

                               SECURITY INTEREST

     2.1.  Grant of Security Interest.  Each Grantor hereby assigns to
           --------------------------
Beneficiary, and grants to Beneficiary, its successors and its assigns, a continuing Security Interest (the "Security Interest") in all currently existing
                                   -----------------
and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all obligations of Grantors to Beneficiary arising under the Reimbursement Agreement in connection with the issuance by the Issuer of the Letter of Credit (the "Reimbursement Obligations"). Beneficiary's Security
                       -------------------------
Interest in the Collateral shall attach to all Collateral without further act on the part of Beneficiary or any Grantor.

     2.2. Limitation on Security Interest.
          -------------------------------

     (a)  Subordination and Other Liens.  The Beneficiary agrees that until the
          -----------------------------
Grantors have indefeasibly paid in cash in full all of the Obligations, the Security Interest granted hereunder (the "Subordinated Liens") shall be subject,
                                          ------------------
junior and subordinate to all security interests and liens granted or purported to be granted by any Grantor in favor of the Agent (all such security interests and liens, and any other security interests and liens granted or purported to be granted, now or hereafter by a Grantor in favor of the Agent are collectively referred to as the "Senior Liens"), irrespective of (i) the order of perfection
                    ------------
of any Senior Liens and any Subordinated Liens, (ii) the failure of Agent to perfect, or to maintain the perfection of, any security interests or liens compromising any of the Senior Liens or (iii) the rules for determining the priority under the Uniform Commercial Code or other relevant law.

     (b)  Subordination upon Payments and Distributions.  Other than with
          ---------------------------------------------
respect to Permitted Securities, upon any payment or distribution of cash, securities or other property of any of the Grantors of any kind or character to creditors upon any dissolution, winding up, total or partial liquidation, reorganization or marshaling of assets of any of the Grantors, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership proceedings or upon assignment for the benefit of creditors: (i) all Obligations shall first be paid in full in cash before the Beneficiary (or its successors or assigns) may receive or retain any payment or distribution of assets (including assets as to which any such person has a lien or security interest) and (ii) any payment or distribution of cash, securities or other property to which the

Beneficiary (or its successors or assigns) would be entitled, except for the provisions of this section, shall be paid directly to the Agent for its benefit and the benefit of the Lenders to the extent necessary to pay all Obligations in full in cash, after giving effect to any concurrent payment or distribution to the Lenders, before any such payment or distribution is made to the Beneficiary (or their successors or assigns). For the purposes of this Section 2.2, the
                                                            -----------
term "Permitted Securities" means any securities of any of the Grantors provided
      --------------------
for by a plan of reorganization, the payment of which is subordinated to the Obligations at least to the extent provided in this Agreement, which securities shall be distributed upon any insolvency, bankruptcy, liquidation, dissolution or similar proceeding under any applicable bankruptcy or insolvency law and shall be approved by a court of competent jurisdiction pursuant to a decree or order that states that the effect of such securities and the distribution thereof is to preserve the subordination of the Security Interest granted herein to the Senior Liens.

     (c)  Release of Subordinated Liens; Disposition of Collateral.  If the
          --------------------------------------------------------
Agent consents to any request by a Grantor to sell or otherwise dispose of any Collateral, the Beneficiary agrees to release any Subordinated Liens encumbering any such Collateral sold or otherwise disposed of, and to execute and deliver promptly such lien release documents as Agent may reasonably request in connection therewith. If the Agent agrees with a Grantor to take possession of or otherwise acquire any Collateral in complete or partial satisfaction of any Obligations, the Beneficiary agrees to release any Subordinated Liens encumbering any such Collateral acquired by Agent, and to execute and deliver promptly such lien release documents as Agent may reasonably request in
connection therewith.   The Beneficiary hereby waives any right it may have by
contract or by law to require Agent to give notice of any disposition of Collateral contemplated by this Section 2.2(c) or any such right the Beneficiary
                                --------------
may have to object to or otherwise contest any such disposition, including, without limitation, any requirement that Agent foreclose upon such Collateral under applicable law. If Agent elects to foreclose upon any Collateral, the Beneficiary agrees not to contest or otherwise challenge any such foreclosure and further agree not to assert any claim or defense that any such foreclosure was not commercially reasonable or otherwise failed to comply with applicable law.

     (d)  Insurance for Collateral.  Prior to indefeasible payment in full in
          ------------------------
cash of the Obligations and termination of the Credit Agreement in accordance with its terms, as between the Beneficiary and the Agent, Agent shall have the sole right, in the exercise of its reasonable credit judgment, to adjust and compromise any claims under any insurance maintained by any of the Grantors insuring any Collateral, to collect and receive the proceeds thereof, and to execute and deliver all proofs of loss, receipts, vouchers and releases in connection with such claims. Upon receipt, the Beneficiary will deliver to Agent or any such insurer such releases, consents or other instruments as Agent may reasonably request to implement the provisions of this Section 2.2(d). Any
                                                           --------------
insurer shall be entitled to rely on a copy of this Agreement as its irrevocable authorization to deal solely with Agent as hereinabove described, notwithstanding the designation of Beneficiary as loss payee, mortgagee, additional insured or the like of any such policy of insurance.

     2.3. Negotiable Collateral.  In the event that any Collateral, including
          ---------------------
proceeds, is evidenced by or consists of negotiable instruments ("Negotiable
                                                                  ----------
Collateral"), the applicable Grantor or Grantors shall, immediately upon the
----------
request of Beneficiary, endorse and assign such Negotiable Collateral to Beneficiary and deliver physical possession of such Negotiable Collateral to Beneficiary, subject to the respective rights of the Lenders and Beneficiary.

     2.4. Collection of Receivables.  Subject to Section 2.10, (a) to expedite
          -------------------------              ------------
collection of Receivables of Grantors, Grantors shall, promptly upon the request of Beneficiary (and subject to the rights of the Lenders under the Credit Agreement and the other Loan Documents), collect any cash receipts, checks, and other items of payment that it receives on account of the Receivables for deposit into lockboxes or blocked accounts (the "Blocked Accounts") designated
                                                 ----------------
by Beneficiary. All remittances received by Grantors shall be held in trust for Beneficiary and Grantors will immediately deposit such collections in the Blocked Accounts or, if requested by Beneficiary, deliver to Beneficiary said collections in the same form as received (but with any endorsements of Grantors necessary for deposit or collection).

     (b) Beneficiary shall have the right to take any and all of the actions set forth in paragraph (c) of this Section 2.4, at any time, without notice to
         -------------         -----------
Grantors, if (1) there then exists an Event of Default; (2) in Beneficiary's good faith judgment, based upon credible evidence, Beneficiary believes that:
(A) the Blocked Accounts are being circumvented or other circumstances exist which threaten Beneficiary's ability to maintain its dominion over cash, (B) the proceeds of Beneficiary's Collateral are being diverted from it, or (C) the Grantors' properties or assets are otherwise being misappropriated; or (3) in Beneficiary's reasonable judgment, based upon credible evidence, there has occurred a material impairment of the prospect of repayment of Grantors' obligations or a material impairment of the validity, priority, or enforceability of Beneficiary's Security Interest in the Collateral.

     Beneficiary shall additionally have all rights of stoppage in transit, replevin, reclamation and other rights of an unpaid seller and/or lienor under the Uniform Commercial Code. All amounts received by Beneficiary in payment of Receivables assigned to it, including without limitation, all amounts wired to Beneficiary's account from the Blocked Accounts in accordance with Beneficiary's instructions, will be credited to the account of Grantors, for purposes of interest calculations, on the date of receipt of good funds by Beneficiary.

     (c) At the times and upon the occurrence of the events described in paragraph (b) of this Section 2.4, Beneficiary or Beneficiary's designee may:
-------------         -----------
(i) notify customers or account debtors of any Grantor that the accounts or Receivables have been assigned to Beneficiary or that Beneficiary has a security interest therein; (ii) collect Receivables directly in its own name and charge the collection costs and expenses, including reasonable attorneys' fees, to Grantors, and (iii) receive, open and dispose of all mail addressed to any Grantor.

     2.5. Delivery of Additional Documentation Required.  Subject to Section
          ---------------------------------------------              -------
2.10, each Grantor shall execute and deliver to Beneficiary, prior to or
----
concurrently with such Grantor's execution and delivery of this Security Agreement and at any time thereafter at the request of Beneficiary, all financing statements, continuation financing statements, fixture filings, security agreements, chattel mortgages, pledges, assignments (of all Receivables and all related documents), endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Beneficiary may reasonably request, in form satisfactory to Beneficiary, to perfect and continue perfected the Security Interest in the Collateral and in order to fully consummate all of the transactions contemplated under the documents evidencing the Reimbursement Obligations.

     2.6. Power of Attorney.  Subject to Section 2.10, each Grantor hereby
          -----------------              ------------
irrevocably makes, constitutes, and appoints Beneficiary (and any of Beneficiary's officers, employees, or agents designated by Beneficiary) as Grantor's true and lawful attorney, with power to:

          (a) sign the name of such Grantor on any of the documents described in
     Section 2.5 or on any other similar documents to be executed, recorded, or filed in order to perfect or continue perfected the Security Interest;

          (b) sign Such Grantor's name on any invoice or bill of lading relating to any accounts, drafts against account debtors, schedules and assignments of Receivables, verifications of Receivables, and notices to account debtors;

          (c) send requests for verification of Receivables;

          (d) endorse such Grantor's name on any checks, notices, acceptances, money orders, drafts, or other item of payment or security that may come into Beneficiary's possession;

          (e) at any time that (1) there then exists an Event of Default, (2) in Beneficiary's good faith judgment, based upon credible evidence, Beneficiary believes that (A) the Blocked Accounts are being circumvented or other circumstances exist which threaten Beneficiary's ability to maintain its dominion over cash, (B) the proceeds of Beneficiary's Collateral are being diverted from it, or (C) such Grantor's properties or assets are otherwise being misappropriated, or (3) in Beneficiary's reasonable judgment, based upon credible evidence, there has occurred a material impairment of the prospect of repayment of such Grantor's obligations or material impairment of the validity, priority, or enforceability of Beneficiary's Security Interest in the Collateral, notify the post office authorities to change the address for delivery of such Grantor's mail to an address designated by Beneficiary, receive and open all mail addressed to such Grantor, and retain all mail relating to the Collateral and forward all other mail to such Grantor;

          (f) at any time that there exists an Event of Default or Beneficiary deems itself insecure, make, settle, and adjust all claims under such Grantor's policies of insurance or in respect of condemnation proceedings, and make all determinations and decisions with respect to such policies of insurance or condemnation proceedings; and

          (g) at any time that there exists an Event of Default or Beneficiary deems itself insecure, settle and adjust disputes and claims respecting the Receivables directly with the applicable Debtors, for amounts and upon terms which Beneficiary determines to be reasonable, and Beneficiary may cause to be executed and delivered any documents and releases which Beneficiary determines to be necessary.

     With respect to the matters described in clauses (f) and (g) of this
                                              -----------     ---
Section 2.6, Beneficiary shall not act pursuant to the foregoing power of
-----------
attorney until Beneficiary has provided such Grantor with notice of Beneficiary's intent so to act not less than ten (10) Business Days prior to any such proposed action and, in the event such Grantor has taken the necessary steps during such period to settle or adjust such disputes or claims in a manner satisfactory to Beneficiary, or is otherwise proceeding toward a resolution of such matters in a manner satisfactory to Beneficiary, Beneficiary shall allow such Grantor to complete such settlement so long as Grantor continues to diligently prosecute the same toward a conclusion. The appointment of Beneficiary as each Grantor's attorney, and each and every one of Beneficiary's rights and powers, being coupled with an interest, is irrevocable until all Reimbursement Obligations have been fully repaid and performed and Beneficiary's obligations hereunder are terminated.

     2.7.  Right to Inspect.  Beneficiary (through any of its officers,
           ----------------
employees, or agents) shall have the right, from time to time hereafter, at reasonable times and upon reasonable notice, to inspect Grantor's books and to check, test, and appraise the Collateral in order to verify each Grantor's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

     2.8.  Releases Upon Termination.  Upon the termination of this Security
           -------------------------
Agreement and the satisfaction of and payment in full of all Reimbursement Obligations, Beneficiary shall deliver to each Grantor upon its request therefor and at such Grantor's expense, releases, reconveyances and satisfactions of all financing statements, mortgages, notices of assignment and other registrations of security, and each Grantor shall also deliver to Beneficiary an unqualified release of all of Beneficiary's obligations under all documents evidencing Reimbursement Obligations and an acknowledgment that the same have been terminated.

     2.9.  Recourse to Security. Recourse to security shall not be required for
           --------------------
any of Grantors' Reimbursement Obligations hereunder nor shall Beneficiary be required to first marshall, dispose of, or realize upon any security or Collateral.

     2.10. Standstill Provisions.  (a)  So long as the Obligations have not
           ---------------------
been paid in full, in cash, and any Loan Document remains in effect, whether or not any event or proceeding described in subparagraphs (f) or (g) of Article VIII of the Credit Agreement has been commenced by or against any Grantor:

            (i) no Beneficiary will (A) exercise or seek to exercise any rights or exercise any remedies with respect to any Collateral or (B) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure or (C) contest, protest or object to any foreclosure proceeding or action brought by the Agent or any Lender or any other exercise by the Agent or any Lender of any rights and remedies under any Loan Documents; and

           (ii) the Agent and the Lenders shall have the exclusive right to enforce rights and exercise remedies with respect to the Collateral, including, without limitation, the right to notify account debtors.

     (b) In exercising rights and remedies with respect to the Collateral, the Agent and the Lenders may enforce the provisions of the Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Collateral, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction.

     (c) When all Obligations have been paid in full in cash and the Security Documents no longer are in effect, the Beneficiary shall have the right to enforce the provisions of this Security Agreement and exercise remedies hereunder.


                                  ARTICLE III

                              CONDITIONS PRECEDENT

     3.1.  Approval of Documents and Security Interest. Beneficiary shall have
           -------------------------------------------
received evidence that all approvals and/or consents of, or other action by, any shareholder, government, agency, or other Person whose approval or consent is necessary or required to enable (a) the Grantor to: (1) enter into and perform its obligations under the documents evidencing Reimbursement Obligations, and
(2) enter into Reimbursement Obligations and grant to Beneficiary the Security Interest; and (b) all other applicable parties to execute and deliver all documents evidencing Reimbursement Obligations, have been obtained.

     3.2.  Perfection of Security Interest.  All filings of Uniform Commercial
           -------------------------------
Code financing statements and all other filings and actions necessary to perfect and maintain the Security Interest as valid and perfected Liens in the Property covered thereby, subject only to Senior Liens and those Liens existing on the date hereof which are permitted under the Credit Agreement (collectively, the

"Permitted Liens"), shall be filed within 10 days of the date of execution of
----------------
this Security Agreement or taken and confirmation thereof shall have been received by Beneficiary within 10 days of such filing. Beneficiary shall have received the original of any certificates of title or other instruments necessary to be delivered into Beneficiary's possession in order to perfect Beneficiary's Security Interest therein.


                                   ARTICLE IV

                           COVENANTS; REPRESENTATIONS

     4.1.  Consents and Approvals.  Except for such filings as are required to
           ----------------------
perfect Beneficiary's Security Interest, the consent of the Agent and the Lenders, the approval of each Grantor's Board of Directors and Beneficiary and any consents of parties to Contracts and as set forth on Schedule 4.1 hereto, no
                                                         ------------
approvals and/or consents of, or other action by, any shareholder, government instrumentality, agency or regulatory authority, or other Person are necessary or required to enable each Grantor to (i) enter into and perform its obligations under the documents evidencing the Reimbursement Obligations, and (ii) enter into Reimbursement Obligations and grant to Beneficiary the Security Interest.

     4.2.  Covenants.  Each Grantor covenants and agrees with the Beneficiary
           ---------
that, from and after the date of this Security Agreement until the Reimbursement Obligations are paid in full, and subject to Section 2.10:
                                             ------------

          (a) Maintenance of Perfected Security Interests; Further
              ----------------------------------------------------
     Documentation; Pledge of Instruments and Chattel Paper.  Subject to
     ------------------------------------------------------
     Permitted Liens, the Grantor shall maintain the Security Interest created by this Security Agreement hereof and shall defend such Security Interest against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Beneficiary, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Beneficiary may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements made under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby.
     The Grantor also hereby authorizes the Beneficiary to file any such financing or continuation statement without the signature of such Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. Subject to the prior rights of the Lenders and the Agent and with their consent, if any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Beneficiary, duly endorsed in a manner satisfactory to the Beneficiary, to be held as Collateral pursuant to this Security Agreement.

          (b) Indemnification.  The Grantor agrees to pay, and to save the
              ---------------
     Beneficiary, harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any requirement of law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Beneficiary in respect of any Receivable or Reimbursement Document for any sum owing thereunder, or to enforce any provisions of any Receivable or Reimbursement Document, the Grantor will save, indemnify and keep the Beneficiary harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Grantor, except where the same is the direct result of the Beneficiary's gross negligence or willful misconduct.

          (c) Maintenance of Records. The Grantor will keep and maintain at its
              ----------------------
     own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Receivables. The Grantor will enter a field into its financial records software or otherwise mark its books and records pertaining to the Collateral to evidence this Security Agreement and the Security Interest granted hereby. Subject to Section 2.10, if the
                                                          ------------
     Grantor is then in default under the Reimbursement Agreement the Grantor shall turn over any books and records pertaining to the Collateral to the Beneficiary or to its representatives during normal business hours at the request of the Beneficiary.

          (d) Right of Inspection.  Upon reasonable notice (which may be
              -------------------
     telephonic), Beneficiary shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Grantor and the Beneficiary or its representatives may examine the same, take extracts therefrom and make photocopies thereof, at Beneficiary's cost and expense, and the Grantor agrees to render to the Beneficiary, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Beneficiary and their respective representatives shall at all times also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

          (e) Compliance with Laws, etc.  The Grantor will comply in all
              -------------------------
     material respects with all requirements of law applicable to the Collateral or any part thereof or to the operation of the Grantor's business;

     provided, however, that the Grantor may contest any requirement of law in
     --------  -------
     any reasonable manner which shall not, in the reasonable opinion of the Beneficiary, adversely affect the Beneficiary's rights or the priority of its Liens on the Collateral.

          (f) Compliance with Terms of Reimbursement Documents.  The Grantor
              ------------------------------------------------
     will perform and comply in all material respects with all its obligations under the Reimbursement Documents and all its other obligations relating to the Collateral.

          (g) Payment of Obligations.  The Grantor will pay promptly when due
              ----------------------
     all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Grantor's books in accordance with GAAP.

          (h) Limitation on Liens on Collateral.  The Grantor will not create,
              ---------------------------------
     incur or permit to exist, and the Grantor shall defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and Permitted Liens, and will defend the right, title and interest of the Beneficiary in and to any of the Collateral against the claims and demands of all Persons whomsoever, other than Permitted Liens.

          (i) Limitations on Dispositions of Collateral.  The Grantor will not
              -----------------------------------------
     sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for (x) sales of Inventory in the ordinary course of its business, (y) so long as no Event of Default has occurred and is continuing, the disposition in the ordinary course of business of property not material to the conduct of its business, or (z) sales, transfers and other dispositions of Collateral permitted or consented to pursuant to the Credit Agreement and the other Loan Documents.

          (j) Limitations on Modifications of Reimbursement Documents and
              -----------------------------------------------------------
     Agreements Giving Rise to Receivables; Exercise of Rights; Notices.  Except
     ------------------------------------------------------------------
     to the extent permitted or consented to pursuant to the Loan Documents, the Grantor will not (i) amend, modify, terminate or waive any provision of any Reimbursement Document or any agreement giving rise to a Receivable in any manner which could reasonably be expected to materially adversely affect the value of such Reimbursement Document or such Receivable as Collateral,
     (ii) other than in the ordinary course of business as generally conducted by the Grantor over a period of time, fail to exercise promptly and diligently each and every material right which it may have under each Reimbursement Document and each agreement giving rise to a Receivable (other than any right of termination) or (iii) fail to deliver to the Beneficiary a copy of each material demand, notice or document received by it relating in any way to any Reimbursement Document or any agreement giving rise to a Receivable that questions the validity or enforceability of such Reimbursement Document or Receivables constituting more than 5 % of the aggregate amount of the Receivables.

          (k) Limitations on Discounts, Compromises, Extensions of Receivables.
              ----------------------------------------------------------------
     Except to the extent permitted or consented to do otherwise pursuant to the Loan Documents, other than in the ordinary course of business consistent with its past practice, the Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise, compound or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, or (iv) allow any credit or discount whatsoever on any Receivable.

          (l) Maintenance of Equipment.  Except to the extent permitted to do
              ------------------------
     otherwise pursuant to the Loan Documents, the Grantor will maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose, except that the Grantor's obligations pursuant to this Section
                                                                     -------
     4(l) shall not extend to obsolete Equipment.
     ----

          (m) Maintenance of Insurance.  Except to the extent permitted to do
              ------------------------
     otherwise pursuant to the Loan Documents, the Grantor will maintain, with financially sound and reputable companies, insurance policies as required under the Credit Agreement. All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Beneficiary of written notice thereof,
     (ii) name the Beneficiary as insured party and loss payee, (iii) include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Beneficiary. The Grantor shall deliver to the Beneficiary during the month of April in each calendar year, and from time to time as the Beneficiary may reasonably request, certificates of insurance or other evidence reasonably satisfactory to Beneficiary of compliance with the foregoing.

         (n)  Further Identification of Collateral.  The Grantor will furnish to
              ------------------------------------
     the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Beneficiary may reasonably request, all in reasonable detail.

          (o) Notices.  The Grantor will advise the Beneficiary promptly, in
              -------
     reasonable detail, at the address set forth on the signature page hereto,
     (i) of any Lien (other than Liens created hereby or Permitted Liens) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

          (p) Changes in Locations.  The Grantor will not (i) change the
              --------------------
     location of its executive offices, (ii) maintain books and records (including computer printouts and programs) concerning the Receivables or permit any of the Inventory or Equipment to be kept at a location other than those at which the same are presently maintained or kept (except when such Inventory or Equipment are being used in the ordinary course of the Grantor's business) or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Beneficiary in connection with this Security Agreement would become seriously misleading, unless it shall have given the Beneficiary at least 30 days prior written notice thereof.

          (q) Patents, Trademarks and Copyrights.  Except to the extent
              ----------------------------------
     permitted to do otherwise pursuant to the Loan Documents,

              (i) The Grantor (either itself or through licensees) will (A) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademarks in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Beneficiary, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated;

               (ii) The Grantor will not do any act, or omit to do any act, whereby any material Patent may become abandoned or dedicated;

              (iii) The Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve the Grantor's material rights under all applicable copyright laws;

               (iv) The Grantor will notify the Beneficiary immediately if it knows, or has reason to know, that any material Patent, Trademark or Copyright or any application or registration relating to any thereof may become abandoned, lost or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal or similar office in any country) regarding the Grantor's ownership of any material Patent, Trademark or Copyright or its right to register the same or to keep and maintain the same;

               (v) The Grantor, either by itself or through any agent, employee, licensee or designee, shall not file (A) any application for the registration of a Patent, Trademark or Copyright, or (B) any assignment of a patent, trademark or copyright which it may acquire from a third party, with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, as the case may be, unless the Grantor reports such filing to the Beneficiary on or prior to the date of thereof;

               (vi) The Grantor shall from time to time execute and deliver any and all agreements, instruments, documents, and papers as the Beneficiary may request to evidence the Beneficiary's security interest in any Patent, Trademark or Copyright and the goodwill and general intangibles of the Grantor relating thereto or represented thereby, and, subject to the rights of the Lenders and the Agent, the Grantor hereby constitutes the Beneficiary its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Reimbursement Obligations are paid in full;

             (vii) The Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents, Trademarks and Copyrights, including, without limitation, timely filing of applications for renewal, affidavits of use and affidavits of incontestability and payment of maintenance fees;

             (viii) In the event that any Patent, Trademark or Copyright included in the Collateral is infringed, misappropriated or diluted by a third party, the Grantor shall promptly notify the Beneficiary after it learns thereof and, at the Grantor's sole expense, shall, unless the Grantor shall reasonably determine that such Patent, Trademark or Copyright is of negligible economic value to the Grantor, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Grantor shall reasonably deem appropriate under the circumstances to protect such Patent, Trademark or Copyright; and

              (ix) Upon and during the continuance of an Event of Default and at the reasonable request of the Beneficiary, the Grantor shall use its reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of the Grantor's rights, title and interest thereunder to the Beneficiary or its designee.

          (r)  Vehicles.  Except to the extent permitted to do otherwise
               --------
     pursuant to the Loan Documents, the Grantor will maintain each vehicle in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs reasonably necessary for such purpose.

          (s) Inventory.  None of the Inventory of the Grantor shall be
              ---------
     evidenced by a warehouse receipt.


                                   ARTICLE V

                                    REMEDIES

     5.1.  Enforcement of Security Interest.  Subject to Section 2.10,
           --------------------------------              ------------
Beneficiary may enforce its rights and remedies with respect to the Reimbursement Obligations in accordance with their respective terms, and do any one or more of the following, all of which are authorized by each Grantor:

           (i) terminate this Security Agreement and any of the other documents evidencing Reimbursement Obligations as to any future liability or obligation of Beneficiary, but without affecting Beneficiary's rights and Security Interest in the Collateral and without affecting Grantor's Reimbursement Obligations and Grantor shall continue to assign Receivables and consign Inventory to Beneficiary and continue to turn over collections to it;

          (ii) cause Grantor to hold all returned Inventory in trust for Beneficiary, segregate all returned Inventory from all other property of Grantor or in Grantor's possession and conspicuously label said returned Inventory as the property of Beneficiary;

          (iii) without notice to or demand upon Grantor, make such payments and do such acts as Beneficiary considers necessary or reasonable to protect its Security Interest in the Collateral. Grantor agrees to assemble the Collateral if Beneficiary so requires, and to make the Collateral available to Beneficiary as Beneficiary may designate. Grantor authorizes Beneficiary to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or Lien that in Beneficiary's determination appears to be prior or superior to its Security Interest and to pay all expenses incurred in connection therewith. With respect to any of Grantor's owned premises, Grantor hereby grants Beneficiary a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty (120) days in order to exercise any of Beneficiary's rights or remedies provided herein, at law, in equity, or otherwise;

          (iv) ship, reclaim, recover, store, furnish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Beneficiary is hereby granted a license or other right to use, without charge, Grantor's Patents, Copyrights, rights of use of any name, trade secrets, Trademarks, and advertising matter, and the goodwill associated with any of the foregoing, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and Grantor's rights under all licenses and all franchise agreements shall inure to Beneficiary's benefit;

           (v) sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Grantor's premises) as Beneficiary determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

          (vi) Beneficiary shall give notice of the disposition of the Collateral as follows:

                (a) Beneficiary shall give Grantor, the Agent and each holder of a security interest in the Collateral who has filed with Beneficiary a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made;

                (b) the notice shall be personally delivered or mailed, postage prepaid, to Grantor as provided in Section 6.11, at least five (5) calendar days before the date fixed for the sale, or at least five (5) calendar days before the date on or after which the private sale or other disposition is to be made, unless the Collateral is perishable or threatens to decline speedily in value. Notice to persons other than Grantor claiming an interest in the Collateral shall be sent to such addresses as they have furnished to Beneficiary;

                (c) if the sale is to be a public sale, Beneficiary also shall give notice of the time and place by publishing a notice one time at least five (5) calendar days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held;

          (vii)   Beneficiary may credit bid and purchase at any public sale;
and

          (viii) any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Grantor. Any excess will be returned, without interest and subject to the rights of third parties, by Beneficiary to Grantor.


                                   ARTICLE VI

                                 MISCELLANEOUS

     6.1.  Attorneys' Fees and Other Fees and Expenses.  Whether or not any of
           -------------------------------------------
the transactions contemplated by this Security Agreement shall be consummated, Grantors agree to pay to Beneficiary on demand all reasonable and documented expenses incurred by Beneficiary in connection with the transactions contemplated hereby (including, without limitation, any appraisal fees, title insurance premiums and recording charges) and in connection with any amendments, modifications or waivers (whether or not the same become effective) under or in respect of any of the Reimbursement Obligations.

     6.2.  Further Assurances.  From time to time, each Grantor shall execute
           ------------------
and deliver to Beneficiary such additional documents as Beneficiary may require to carry out the purposes of all documents evidencing Reimbursement Obligations and to protect Beneficiary's rights thereunder.

     6.3.  Taxes and Fees.  Should any tax (other than taxes based upon the net
           --------------
income of Beneficiary), recording or filing fees become payable in respect of any of the Reimbursement Obligations, or any amendment, modification or supplement thereof, the Grantors agree to pay the same to Beneficiary on demand, together with any interest or penalties thereon attributable to any delay by Grantors in meeting Beneficiary's demand, and agrees to hold Beneficiary harmless with respect thereto.

     6.4.  Modification of This Security Agreement.  No modification or waiver
           ---------------------------------------
of any provision of this Security Agreement shall be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on a Grantor in any case shall entitle such Grantor to any other or further notice or demand in the same, similar or other circumstances. No modification of Section 2.2 or 2.10 which could reasonably be expected to be
                -----------    ----
adverse to the rights of the Lenders under the Loan Documents shall be effective without the consent of the Agent.

     6.5.  Third Party Beneficiaries.  The parties hereto acknowledge that the
           -------------------------
Agent and the Lenders shall be deemed third party beneficiaries of Sections 2.2,
                                                                   ------------
2.10 and 6.4 hereof, entitled to rely on such provisions as if they were direct
----     ---
signatories to this Agreement.

     6.6.  Headings.  The headings in this Security Agreement are for purposes
           --------
of reference only and shall not limit otherwise affect the meaning hereof.

     6.7.  Successors and Assigns.  This Security Agreement shall be binding
           ----------------------
upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that neither this Security
                                   --------  -------
Agreement nor any rights or obligations hereunder shall be assignable by a Grantor without the prior express written consent of Beneficiary, and any purported assignment made in contravention hereof shall be void. No standard of reasonableness shall attach to Beneficiary's discretion in consenting or not consenting to any assignment.

     6.8.  Remedies Cumulative.  All rights and remedies of Beneficiary pursuant
           -------------------
to this Security Agreement, any other documents evidencing Reimbursement Obligations or otherwise, shall be cumulative and nonexclusive, and may be exercised singularly or concurrently. Beneficiary shall not be required to prosecute collection, enforcement or other remedies against a Grantor before proceeding to enforce or resort to any security, Liens, collateral or other rights of Beneficiary.

     6.9.  Joint and Several Liability.  Any obligations of more than one party
           ---------------------------
hereunder, including without limitation, any obligations of a Grantor, shall be joint and several obligations of such parties.

     6.10.  APPLICABLE LAW.  THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A
            --------------
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. FOR PURPOSES OF THIS SECTION 6.10, THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF NEW YORK.

     6.11.  Counterparts.  This Security Agreement may be executed by the
            ------------
parties hereto in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

     6.12.  Severability.  Any provision of this Agreement which is prohibited
            ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction.

     6.13.  Notices.  All notices required to be given under this Security
            -------
Agreement shall be sent by overnight courier or by facsimile with same day confirmation or by certified or registered mail, return receipt requested, to Grantors at 3111 North Kenwood Street, Burbank, California 91505 or to Beneficiary at 520 Madison Avenue, New York, New York 10022, or to such other addresses as any party may specify to the other parties by like notice.

          IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.


                                            ING EQUITY PARTNERS, L.P. I

                                            By:  LEXINGTON PARTNERS, L.P.
                                                 its General Partner

                                            By:  LEXINGTON PARTNERS, INC.
                                                 its General Partner



                                            By:  /s/ Benjamin P. Giess
                                               ----------------------------
                                               Name:   Benjamin P. Giess
                                               Title:  Authorized Signatory


                                           MATTHEWS STUDIO EQUIPMENT GROUP



                                            By:  /s/ Carlos D. DeMattos
                                               -----------------------------
                                               Name:  Carlos D. DeMattos
                                               Title: Chairman of the Board &
                                                      Chief Executive Officer


                                           MATTHEWS STUDIO SALES, INC.



                                            By: /s/ Carlos D. DeMattos
                                               -----------------------------
                                               Name:  Carlos D. DeMattos
                                               Title: President

                                            HOLLYWOOD RENTAL COMPANY, LLC (as
                                            successor by merger to Hollywood
                                            Rental Co., Inc.)


                                            By: /s/ Carlos D. DeMattos
                                               -----------------------------
                                               Name:  Carlos D. DeMattos
                                               Title: Chief Financial Officer

                                            MATTHEWS STUDIO ELECTRONICS, INC.



                                            By:  /s/ Carlos D. DeMattos
                                                -----------------------------
                                                Name:  Carlos D. DeMattos
                                                Title: Chief Executive Officer


                                            MATTHEWS ACCEPTANCE CORPORATION



                                            By:  /s/ Carlos D. DeMattos
                                               -----------------------------
                                               Name:  Carlos D. DeMattos
                                               Title: President


                                            DUKE CITY VIDEO, INC.



                                            By: /s/ Carlos D. DeMattos
                                               -----------------------------
                                               Name:  Carlos D. DeMattos
                                               Title: President

                                            HDI HOLDINGS, INC.



                                            By: /s/ Carlos D. DeMattos
                                               -----------------------------
                                               Name:  Carlos D. DeMattos
                                               Title: Chairman of the Board

                                            FOUR STAR LIGHTING, INC.



                                            By: /s/ Carlos D. DeMattos
                                                -----------------------------
                                                Name:  Carlos D. DeMattos
                                                Title: Chief Executive Officer


                                            MATTHEWS STUDIO GROUP CENTERS, INC.
                                            (f/k/a Matthews Medical
                                             Equipment, Inc.)

                                            By: /s/ Carlos D. DeMattos
                                                -----------------------------
                                                Name:  Carlos D. DeMattos
                                                Title: President

                                            KEYLITE HOLDINGS, INC.



                                            By: /s/ Carlos D. DeMattos
                                                -----------------------------
                                                Name:  Carlos D. DeMattos
                                                Title: Chief Financial Officer

                                            REEL WHEELS, INC.



                                            By: /s/ Carlos D. DeMattos
                                                -----------------------------
                                                Name:  Carlos D. DeMattos
                                                Title: Chief Financial Officer

                                            KEYLITE PRODUCTION SERVICES, INC.



                                            By: /s/ Carlos D. DeMattos
                                                -----------------------------
                                                Name:  Carlos D. DeMattos
                                                Title: Chief Financial Officer


                                            DUKE CITY HOLDINGS, INC.



                                             By: /s/ Carlos D. DeMattos
                                                 -----------------------------
                                                 Name:  Carlos D. DeMattos
                                                 Title: Chief Executive Officer

                                             FOUR STAR HOLDING, INC.



                                             By: /s/ Carlos D. DeMattos
                                                 -----------------------------
                                                 Name:  Carlos D. DeMattos
                                                 Title: President